UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2010

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LEGEND INTERNATIONAL HOLDINGS, INC
(Exact name of registrant as specified in its charter)
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Delaware	000-32551	23-3067904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
(Address of Principal Executive Office)(Zip Code)

61-3-8532-2866
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

1         Press Release Dated March 16, 2010

Legend International Holdings Inc. Phosphate Project - Further Milestones and Project Update

MELBOURNE, Australia--(BUSINESS WIRE)--March 16, 2010--Legend International Holdings, Inc. (OTCBB:LGDI) is pleased to announce a number of milestones for its Queensland Phosphate Project including recent initial findings from the feasibility study being conducted by Wengfu, metallurgical results, and the initial JORC resource estimate for the central core of its 100% owned Paradise North Phosphate Deposit (EPM 17330). For the full results and technical report (Form 8-K) please visit Legend’s website www.lgdi.net. The highlights of this report are:

  Wengfu (Group) Co. Ltd’s delegation of 7 technical experts completes visit to Legend’s Phosphate deposits and associated facilities in Australia to further the current feasibility test work that is currently being undertaken by Wengfu. Initial findings and recommendations are very positive.
  Upon completion of a positive feasibility study, Wengfu will become an equity partner with Legend and assist with obtaining further financing options for the project.
  Recent metallurgical testwork conducted in the U.S.A. has proven that material from Paradise North acidulates well and makes a world market quality phosphoric acid.
  Queensland’s Department of Infrastructure and Planning have reserved over 740 acres of suitable land for the development of a phosphoric acid plant located 5km south of Mt Isa for Legend’s Phosphate Project.
  2009 Pilot Beneficiation Plant testwork concludes, proving the internally designed flowsheet for flotation of phosphate rock concentrate successfully upgrades rock up to 35% P2O5.
  Initial DSO targeted JORC resource estimate of 7.3 Mt @ 28.1% P2O5 for the currently drill tested central core (less than 5% of historical resource area) of the Paradise North deposit (EPM 17330).
  Legend’s project schedule will be based on Wengfu’s feasibility study recommendations.
  IFFCO remains a strong strategic partner willing to off take rock and fertiliser products.
  Indian government to send delegation, including the Minister of Fertilizers and the Managing Director of IFFCO, to visit Legend’s Phosphate Project and Queensland State Ministers on March 23, 2010.
  Legend intends to spin out to a new company the diamond, gold and base metal interests of Legend of which Legend shareholders will receive shares of common stock on a pro rata basis to the shares they hold in Legend. Following the spin out, Legend will be a 100% pure phosphate company.

Forward-Looking Statements

Forward-looking statements in this press release are made pursuant to the “safe harbour” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties including, without limitation, the risks of exploration and development stage projects, risks associated with environmental and other regulatory matters, mining risks and competition and the volatility of mineral prices. Actual results and timetables could vary significantly. Additional information about these and other factors that could affect the Company’s business is set forth in the Company’s fiscal 2008 Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

CONTACT:
Legend International Holdings, Inc.
Mr. Joseph Gutnick, +011 613 8532 2866
Chief Executive Officer
Fax: +011 613 8532 2805
josephg@axisc.com.au
or
General Manager Business
New York Office
Tel: 212-223-0018
Fax: 212-223-1169
legendinfo@axisc.com.au

2          Phosphate Project - Project Update

The Company has issued a Project Update on its Phosphate Project which is on its website at www.lgdi.net

Item 9.01:       Financial Statement and Exhibits

99.1:     Project Update dated March 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LEGEND INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Peter Lee
Peter Lee
Secretary

Date:	March 16, 2010